SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 14, 1996




                             KATZ MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                    0-24214                         13-3563605
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(State of Incorporation)(Commission File Number)(IRS Employer Identification #)



 125 West 55th Street, New York, New York                    10019
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(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (212) 424-6000


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Item 5.  Other Events
-------  ------------

     On November 15, 1996, the Registrant issued the press release attached hereto as Exhibit 99, which press release is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

        (c)    Exhibits

               99.    Press release dated November 15, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KATZ MEDIA CORPORATION



                              By:    /s/ Richard E. Vendig
                                     -----------------------------
                                     Richard E. Vendig
                                     Senior Vice President
                                     Chief Financial & Administrative Officer
                                     Treasurer


Date:  November 15, 1996

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

    99                          Press release dated                        5
                                November 15, 1996